UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Hong T. Le

International Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

International Growth and Income FundSM Annual report for the year ended June 30, 2019

Pursues growth and
income opportunities
across international
markets

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

International Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 6 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of July 31, 2019, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.09%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

6	The value of a long-term perspective

7	Summary investment portfolio

10	Financial statements

27	Board of trustees and other officers

Fellow investors:

International stocks rose modestly during the fund’s fiscal year as major central banks around the world reasserted their commitment to ease monetary policy. Global trade tensions, which had rattled markets throughout the period, eased in the closing weeks of the fiscal year, helping to drive stock prices higher.

Against this backdrop, the fund generated a 2.34% total return for the 12 months ended June 30, 2019. This total return includes quarterly dividend payments totaling about 77 cents a share for the period.

The fund’s result exceeded the 1.29% return registered by its primary benchmark, the MSCI ACWI (All Country World Index) ex USA, which reflects the returns of more than 40 developed- and developing-country stock markets. The index is unmanaged and, therefore, has no expenses. By way of comparison, the Lipper International Funds Index, a peer group measure, recorded a 0.08% return.

The fund has seen a strong 15.41% return since the start of 2019, and we are pleased that it has outpaced its primary benchmark and Lipper peer group for the full fiscal year. Nevertheless, we recognize that the fund’s absolute return for the 12-month period is not particularly satisfying to investors, given that Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market, advanced 10.42%. Indeed, international equity markets have trailed U.S. shares for a number of years. Nevertheless, we remain steadfast in our conviction that the fund’s focus on established companies in non-U.S. markets that pay dividends can benefit patient, long-term investors. Returns for longer time frames are shown below.

A turbulent period, but a strong finish

International equities fluctuated between gains and losses throughout the fiscal year. In the closing months of 2018 stock prices were pressured by rising interest rates and slowing economic growth. Flare-ups in the trade dispute between the U.S. and China contributed to the volatility throughout the 12 months. By the start of 2019, however, global equities rebounded as the U.S. Federal Reserve and other central banks around

Results at a glance

For periods ended June 30, 2019, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 10/1/08)

International Growth and Income Fund (Class A shares)	2.34%	1.14%	6.96%	6.56%
MSCI ACWI ex USA*	1.29	2.16	6.54	4.81
Lipper International Funds Index†	0.08	2.63	7.22	5.33

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding category.

International Growth and Income Fund	1

Where the fund’s assets were invested

Percent of net assets by country of domicile as of June 30, 2019

	International Growth and Income Fund	MSCI ACWI ex USA*

Europe
Eurozone†	23.4%	21.5%
United Kingdom	15.7	11.2
Switzerland	4.2	6.2
Russian Federation	2.7	1.1
Denmark	2.1	1.1
Sweden	.9	1.8
Other Europe	.3	.9
	49.3	43.8

Asia/Pacific
Hong Kong	6.9	2.7
Japan	6.1	15.8
China	5.0	8.3
Taiwan	3.4	2.9
Korea	2.0	—
Singapore	1.4	.9
Australia	.5	4.7
Other Asia/Pacific	4.4	8.2
	29.7	43.5

The Americas
Canada	4.8	6.8
United States	4.2	—
Brazil	3.9	2.0
Other Americas	.7	.8
	13.6	9.6

Other
South Africa	.8	1.6
Other countries	.2	1.5
	1.0	3.1

Short-term securities & other assets less liabilities	6.4	—

Total	100.0%	100.0%

*	The MSCI ACWI (All Country World Index) ex USA is weighted by market capitalization.
†	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

the world signaled that they would take steps to keep interest rates low to help bolster growth. In the closing weeks of the period, stocks got a further boost as U.S. and Chinese leaders signaled a trade truce.

European equities rose modestly amid signs that the European Central Bank would launch new stimulus measures. In response to softening economic data, ECB President Mario Draghi said the central bank may cut interest rates and revive its bond-buying program. U.K. shares slid 2.05%1 for U.S.-based investors as political turmoil stemming from the U.K.’s planned departure from the European Union weighed on investors sentiment. In May, British Prime Minister Theresa May announced her resignation after repeated failures to get a Brexit agreement approved by Parliament. For the full fiscal year the MSCI Europe Index rose 1.88%.

Japanese equity prices declined 4.19% for U.S. investors, as the escalation of trade issues took a toll on the Japanese economy. Exports declined for a sixth consecutive month in May, as demand from China slowed, and manufacturing remained weak. Japan’s central bank held rates steady at its June meeting, even as inflation remained well below its 2% target.

In emerging markets, Chinese stocks declined 6.73%, weighed down by the ongoing trade dispute with the U.S. Equity market volatility was particularly acute in May as the U.S. disclosed plans to increase tariffs on $200 billion of Chinese goods (including computers, clothing and shoes). China retaliated with its own tariffs shortly thereafter. Those plans were put on hold in the closing weeks of the fiscal year.

[1]	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

2	International Growth and Income Fund

Largest equity holdings at a glance

(as of June 30, 2019)

Here is a look at the fund’s top holdings with some brief perspective on why they are viewed as strong investment opportunities.

Company	Country of domicile	Percentage of net assets (%)

Taiwan Semiconductor Manufacturing Company (TSMC)	Taiwan	2.7

The global leader in semiconductor manufacturing has been widening its technology lead against competition, allowing it to gain market share. TSMC should benefit from rising demand for semiconductors related to advances in artificial intelligence and machine learning.

AstraZeneca	United Kingdom	2.4

The pharmaceutical maker has relatively strong growth prospects and a solid pipeline thanks to revitalized R&D efforts. Multiple new product launches are underway, with additional pipeline readouts expected this year on incremental opportunities.

Royal Dutch Shell	United Kingdom	2.2

Royal Dutch Shell should benefit from improved oil prices and is also well-positioned as the market leader for what should be a strong LNG (liquid natural gas) cycle over the next few years.

Airbus	France	2.2

Investing in this aircraft manufacturer is one of the most direct ways to take advantage of surging demand for single-aisle aircraft. Improving production rates, rising economies of scale and a more robust supply chain can potentially drive earnings growth and strengthen free cash flow. There is likely room for growth in orders as additional production agreements could be signed later this year.

AIA Group	Hong Kong	2.0

Life insurance provider AIA should have a strong growth runway for its insurance and retirement solutions as Asian household incomes rise and the population ages. The company has operations and diversified sources of income across a number of Asian markets, a strong balance sheet and outstanding management in our view.

Nestlé	Switzerland	2.0

Nestlé is arguably among the best global consumer staples companies and is run by a management team with, in our view, a consistently excellent approach. The company’s businesses have a history of resilience during market downturns.

British American Tobacco	United Kingdom	1.6

The company was recently trading at its lowest valuation in 15 years. The market may be too focused on the risks the company faces and not focused enough on its compounded earnings growth potential.

Wynn Macau	Hong Kong	1.5

The luxury casino developer should benefit from solid growth of mass market gaming in Macau and a stabilizing premium market. The market may be focusing too much on the risks from the U.S.-China trade dispute rather than the company’s potential free cash flow generation.

DBS Group Holdings	Singapore	1.4

This financial services company stands to benefit from rising demand for consumer banking, mortgage lending and asset management as Asian household incomes rise.

Prudential	United Kingdom	1.3

Prudential is one of two dominant insurance companies operating across relatively high-growth Asian markets. The group is also taking steps to demerge its slower growth U.K. operations.

International Growth and Income Fund	3

The New Geography of Investing®

International Growth and Income Fund vs. MSCI ACWI ex USA with income reinvested

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	4%	—
■	Canada	5	7%
■	Europe	50	43
■	Japan	6	16
■	Asia-Pacific ex. Japan	10	8
■	Emerging markets	25	26
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	17%	16%
■	Canada	4	4
■	Europe	26	21
■	Japan	5	11
■	Asia-Pacific ex. Japan	6	7
■	Emerging markets	42	41
	Total	100%	100%

Source: Capital Group (as of June 30, 2019).

Compared with the MSCI ACWI ex USA as a percent of net assets.

All figures include convertible securities.

Inside the portfolio

Regional and country results can offer valuable perspective, but in building a portfolio our investment professionals focus on the prospects of individual companies. Portfolio managers and analysts invest in their highest conviction ideas based on fundamental research. (See the table on page 3 for a closer look at the fund’s top holdings and why we believe each can deliver superior returns over the long term.)

The fund benefited from favorable stock selection across most market sectors during the fiscal year, highlighting this research-driven approach. Select investments in information technology companies supported the fund’s overall positive return. Despite gathering storm clouds over the semiconductor industry — including slowing demand for high-end smartphones and the U.S.-China trade dispute — Taiwan Semiconductor Manufacturing (TSMC), the fund’s largest investment, rose 8.36%. Semiconductor company Broadcom (+18.64%) and chip equipment maker ASML Holding (+5.43%) also outpaced the broader market return. However, electronic components maker AAC Technologies plummeted 59.69% and Samsung Electronics slipped 1.94%.

Favorable stock selection among financial companies also helped. B3 SA – Brasil, Bolsa, Balcão, which operates a São Paolo stock exchange, soared 84.89%, buoyed by incoming President Jair Bolsonaro’s pledge to liberalize trade and reduce taxes for business. Continued strength from Asian insurer AIA Group (+23.35%), the fund’s fifth-largest holding, and India’s HDFC Bank (+23.82%) also supported the fund’s positive result. However, DBS Group Holdings and insurer Prudential — the fund’s No. 9 and No. 10 holdings, respectively — edged slightly lower, and European financial conglomerate Société Générale fell 40.09% as the company embarked on a restructuring plan amid weak economic growth and negative interest rates in Europe.

4	International Growth and Income Fund

Among holdings in the consumer discretionary sector, casino operators Wynn Macau (–30.39%), the fund’s eighth-largest position, and MGM China Holdings (–26.72%) both fell sharply amid rising concerns about the impact of a slowing China economy and the simmering U.S.-China trade dispute. Investments in consumer staples companies generated mixed results. Food and beverage maker Nestlé, the fund’s sixth-largest position, soared 33.32%. But shares of No. 7 holding British American Tobacco (BAT) slid 30.93% after the company warned that global demand for cigarettes would likely fall more sharply than previously expected.

Elsewhere among the fund’s top 10 positions, No. 4 holding Airbus surged 21.09% as the aircraft maker beat fourth-quarter earnings forecasts and raised its guidance for plane deliveries and operating profit for 2019. British pharmaceutical maker AstraZeneca advanced 17.93%, but Royal Dutch Shell posted a 8.46% decline.

Looking ahead

Today, global markets must contend with a great deal of uncertainty, particularly on the geopolitical front. Europe awaits a final resolution of the U.K.’s plans to exit the European Union, and investors around the world await a resolution to global trade conflict as the U.S. and China have edged toward the brink of a trade war, then pulled back. While we have seen some economic weakness associated with the ongoing trade dispute, global markets appear to have avoided the worst outcomes feared by investors in the close of 2018. While trade disputes can have an adverse effect on the prospects of many companies, we are finding that many companies are adjusting supply lines and taking steps to adjust to shifting conditions.

What’s more, despite some softness associated with trade, global economic growth remains reasonably good. Europe continues to disappoint, but the European Central Bank recently affirmed its commitment to take further steps to bolster growth, if needed. Indeed, major central banks around the world have signaled a continued commitment to accommodative policy.

For a number of years, dividend-focused investing in international markets has been challenging, as much of the market leadership has been growth-oriented U.S. companies. As a result of this split we are finding no shortage of companies in international markets with solid business prospects and what we believe are compelling valuations.

We maintain our conviction that growth-and-income investing in non-U.S. markets can benefit patient long-term investors and remain vigilant in our search for companies that we believe are undervalued by the market.

We thank you for your continued support of International Growth and Income Fund, and we look forward to reporting back to you in six months.

Cordially,

Steven T. Watson

Co-President

Andrew B. Suzman

Co-President

August 13, 2019

For current information about the fund, visit americanfunds.com.

International Growth and Income Fund	5

The value of a long-term perspective

How a $10,000 investment has grown (for the period October 1, 2008, to June 30, 2019, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	All results are calculated with dividends and capital gains reinvested.
[3]	Source: MSCI. The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index.
[4]	For the period October 1, 2008 (when the fund began operations), through June 30, 2009.

Average annual total returns based on a $1,000 investment (for periods ended June 30, 2019)*

	1 year	5 years	10 years

Class A shares	-3.55%	-0.05%	6.32%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.93% for Class A shares as of the prospectus dated September 1, 2019 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

6	International Growth and Income Fund

Summary investment portfolio June 30, 2019

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	23.42%
United Kingdom	15.67
Hong Kong	6.87
Japan	6.11
China	4.99
Canada	4.82
Switzerland	4.21
United States	4.16
Brazil	3.88
Taiwan	3.44
Other countries	16.04
Short-term securities & other assets less liabilities	6.39
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 91.75%	Shares	Value (000)
Financials 17.61%
AIA Group Ltd.	28,998,600	$312,753
DBS Group Holdings Ltd.	11,177,300	214,459
Prudential PLC	9,481,200	206,618
HDFC Bank Ltd.	3,422,860	121,178
HDFC Bank Ltd. (ADR)	641,307	83,396
B3 SA - Brasil, Bolsa, Balcao	13,296,000	129,707
Sberbank of Russia PJSC (ADR)	8,390,000	129,038
Toronto-Dominion Bank (CAD denominated)	2,063,000	120,546
Ping An Insurance (Group) Co. of China, Ltd., Class H	9,807,500	117,765
Euronext NV	1,353,835	102,450
Other securities		1,165,728
		2,703,638

Consumer discretionary 11.18%
Wynn Macau, Ltd.	99,482,000	222,863
MGM China Holdings, Ltd.	62,052,000	105,489
Naspers Ltd., Class N	403,500	97,961
HUGO BOSS AG	1,470,000	97,785
Restaurant Brands International Inc.	767,000	53,337
Restaurant Brands International Inc. (CAD denominated)	574,000	39,918
Other securities		1,099,109
		1,716,462

Industrials 10.24%
Airbus SE, non-registered shares	2,334,400	330,956
Alliance Global Group, Inc.	350,520,000	105,631
SMC Corp.	264,600	98,585
Safran SA	655,000	95,968
Meggitt PLC	14,123,467	93,985
Rheinmetall AG	732,819	89,703
Other securities		756,638
		1,571,466

Consumer staples 9.12%
Nestlé SA	2,977,450	308,237
British American Tobacco PLC	7,173,300	250,427
Kweichow Moutai Co., Ltd., Class A	1,014,115	145,289
Associated British Foods PLC	4,239,100	132,594
Other securities		563,474
		1,400,021

International Growth and Income Fund	7

Common stocks (continued)	Shares	Value (000)
Energy 8.79%
Royal Dutch Shell PLC, Class B	9,616,715	$315,211
Royal Dutch Shell PLC, Class B (ADR)	180,000	11,833
Royal Dutch Shell PLC, Class A (GBP denominated)	119,990	3,920
TOTAL SA	2,926,845	163,993
Enbridge Inc. (CAD denominated)	3,472,388	125,420
Enbridge Inc.	464,000	16,741
Enbridge Inc. (CAD denominated)[1]	133,054	4,806
Gazprom PJSC (ADR)	17,925,000	131,318
LUKOIL Oil Co. PJSC (ADR)	1,305,000	110,168
Inter Pipeline Ltd.	5,472,000	85,117
Other securities		381,270
		1,349,797

Information technology 8.10%
Taiwan Semiconductor Manufacturing Co., Ltd.	54,565,506	419,877
ASML Holding NV	902,500	188,560
Broadcom Inc.	565,300	162,727
PagSeguro Digital Ltd., Class A2	2,385,973	92,981
Other securities		378,484
		1,242,629

Health care 7.75%
AstraZeneca PLC	4,478,800	366,184
Sanofi	1,909,200	164,797
Novartis AG	1,618,100	147,853
Other securities		510,651
		1,189,485

Materials 6.18%
Rio Tinto PLC	3,064,000	189,906
Koninklijke DSM NV	1,130,000	139,671
Air Liquide SA3	706,349	98,832
Air Liquide SA, bonus shares[3]	55,300	7,738
Other securities		512,351
		948,498

Communication services 5.02%
Nintendo Co., Ltd.	329,400	120,651
Vodafone Group PLC	57,155,900	93,867
Other securities		555,340
		769,858

Utilities 4.63%
Enel SpA	28,189,293	196,812
Ørsted AS	1,293,630	111,860
Brookfield Infrastructure Partners LP	2,556,000	109,555
Other securities		291,786
		710,013

Real estate 3.13%
Link Real Estate Investment Trust REIT	14,394,152	176,894
Longfor Group Holdings Ltd.	29,065,467	109,576
CK Asset Holdings Ltd.	13,190,244	103,253
Other securities		90,045
		479,768

Total common stocks (cost: $11,950,210,000)		14,081,635

Preferred securities 1.86%
Information technology 1.20%
Samsung Electronics Co., Ltd., nonvoting preferred shares	5,547,095	183,758

Other 0.66%
Other securities		101,315

Total preferred securities (cost: $285,258,000)		285,073

8	International Growth and Income Fund

Short-term securities 6.02%	Shares	Value (000)
Money market investments 6.02%
Capital Group Central Cash Fund 2.38%[4]	9,244,491	$924,357

Total short-term securities (cost: $924,364,000)		924,357
Total investment securities 99.63% (cost: $13,159,832,000)		15,291,065
Other assets less liabilities 0.37%		57,462

Net assets 100.00%		$15,348,527

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,806,000, which represented .03% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $106,570,000, which represented .69% of the net assets of the fund.
[4]	Rate represents the seven-day yield at June 30, 2019.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

See notes to financial statements.

International Growth and Income Fund	9

Financial statements

Statement of assets and liabilities
at June 30, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $13,159,832)		$15,291,065
Cash		2,608
Cash denominated in currencies other than U.S. dollars (cost: $9,811)		9,799
Receivables for:
Sales of investments	$2,608
Sales of fund’s shares	29,659
Dividends and interest	75,304
Other	1,577	109,148
		15,412,620
Liabilities:
Payables for:
Purchases of investments	7,382
Repurchases of fund’s shares	38,654
Investment advisory services	5,868
Services provided by related parties	1,927
Trustees’ deferred compensation	2,366
Non-U.S. taxes	7,522
Other	374	64,093
Net assets at June 30, 2019		$15,348,527

Net assets consist of:
Capital paid in on shares of beneficial interest		$14,090,788
Total distributable earnings		1,257,739
Net assets at June 30, 2019		$15,348,527

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (461,865 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$4,728,456	142,274		$33.23
Class C	204,913	6,181		33.16
Class T	11	—	*	33.23
Class F-1	207,488	6,236		33.27
Class F-2	2,879,452	86,609		33.25
Class F-3	2,616,710	78,768		33.22
Class 529-A	148,169	4,464		33.19
Class 529-C	25,608	775		33.03
Class 529-E	5,215	157		33.19
Class 529-T	12	—	*	33.23
Class 529-F-1	21,640	651		33.24
Class R-1	3,175	96		33.16
Class R-2	53,809	1,628		33.06
Class R-2E	4,509	136		33.09
Class R-3	65,943	1,988		33.17
Class R-4	67,022	2,018		33.21
Class R-5E	5,250	158		33.20
Class R-5	23,506	704		33.41
Class R-6	4,287,639	129,022		33.23

*	Amount less than one thousand.

See notes to financial statements.

10	International Growth and Income Fund

Statement of operations
for the year ended June 30, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $38,287)	$459,928
Interest	17,930	$477,858
Fees and expenses*:
Investment advisory services	68,355
Distribution services	16,174
Transfer agent services	10,165
Administrative services	5,291
Reports to shareholders	630
Registration statement and prospectus	1,194
Trustees’ compensation	351
Auditing and legal	85
Custodian	2,853
Other	251
Total fees and expenses before reimbursements	105,349
Less transfer agent services reimbursements	46
Total fees and expenses after reimbursements		105,303
Net investment income		372,555

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $6,924)	(58,949)
Forward currency contracts	146
Currency transactions	2,725	(56,078)
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $2,208)	86,946
Forward currency contracts	(146)
Currency translations	1,051	87,851
Net realized loss and unrealized appreciation		31,773

Net increase in net assets resulting from operations		$404,328

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended June 30
	2019	2018
Operations:
Net investment income	$372,555	$334,460
Net realized (loss) gain	(56,078)	305,687
Net unrealized appreciation	87,851	131,627
Net increase in net assets resulting from operations	404,328	771,774

Distributions paid to shareholders	(372,258)	(342,768)

Net capital share transactions	1,067,604	1,279,898

Total increase in net assets	1,099,674	1,708,904

Net assets:
Beginning of year	14,248,853	12,539,949
End of year	$15,348,527	$14,248,853

See notes to financial statements.

International Growth and Income Fund	11

Notes to financial statements

1. Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

12	International Growth and Income Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

International Growth and Income Fund	13

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$2,703,638	$—	$—	$2,703,638
Consumer discretionary	1,716,462	—	—	1,716,462
Industrials	1,571,466	—	—	1,571,466
Consumer staples	1,400,021	—	—	1,400,021
Energy	1,349,797	—	—	1,349,797
Information technology	1,242,629	—	—	1,242,629
Health care	1,189,485	—	—	1,189,485
Materials	841,928	106,570	—	948,498
Communication services	769,858	—	—	769,858
Utilities	710,013	—	—	710,013
Real estate	479,768	—	—	479,768
Preferred securities	285,073	—	—	285,073
Short-term securities	924,357	—	—	924,357
Total	$15,184,495	$106,570	$—	$15,291,065

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

14	International Growth and Income Fund

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

International Growth and Income Fund	15

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average notional amount of open forward currency contracts while held was $33,079,000.

The following table identifies the effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts for the year ended, June 30, 2019 (dollars in thousands):

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$146	Net unrealized depreciation on forward currency contracts	$(146)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended June 30, 2019, the fund reclassified $22,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

16	International Growth and Income Fund

As of June 30, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$17,205
Capital loss carryforward*	(811,171)
Gross unrealized appreciation on investments	2,792,743
Gross unrealized depreciation on investments	(738,028)
Net unrealized appreciation on investments	2,054,715
Cost of investments	13,236,350

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended June 30
Share class	2019		2018
Class A	$110,623		$114,223
Class C	3,407		3,850
Class T	—	*	—	*
Class F-1	4,852		6,433
Class F-2	71,597		67,703
Class F-3	68,104		58,840
Class 529-A	3,338		3,411
Class 529-C	415		433
Class 529-E	108		108
Class 529-T	—	*	—	*
Class 529-F-1	508		438
Class R-1	51		59
Class R-2	868		885
Class R-2E	76		55
Class R-3	1,328		1,400
Class R-4	1,591		1,974
Class R-5E	110		13
Class R-5	688		874
Class R-6	104,594		82,069
Total	$372,258		$342,768

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.440% on such assets in excess of $17 billion. For the year ended June 30, 2019, the investment advisory services fee was $68,355,000, which was equivalent to an annualized rate of 0.479% of average daily net assets.

International Growth and Income Fund	17

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of June 30, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Currently Class A shares pay an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes pay a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529“) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

18	International Growth and Income Fund

For the year ended June 30, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$11,930	$5,713		$461		Not applicable
Class C	2,176	274		109		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	521	279		105		Not applicable
Class F-2	Not applicable	2,973		1,352		Not applicable
Class F-3	Not applicable	299		1,227		Not applicable
Class 529-A	326	160		71		$93
Class 529-C	261	30		13		18
Class 529-E	25	2		3		3
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	22		10		13
Class R-1	30	5		2		Not applicable
Class R-2	393	188		26		Not applicable
Class R-2E	22	8		2		Not applicable
Class R-3	318	104		32		Not applicable
Class R-4	172	75		34		Not applicable
Class R-5E	Not applicable	5		2		Not applicable
Class R-5	Not applicable	14		13		Not applicable
Class R-6	Not applicable	14		1,829		Not applicable
Total class-specific expenses	$16,174	$10,165		$5,291		$127

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $351,000 in the fund’s statement of operations reflects $405,000 in current fees (either paid in cash or deferred) and a net decrease of $54,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended June 30, 2019.

International Growth and Income Fund	19

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of						Net (decrease)
	Sales*		distributions				Repurchases*		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2019

Class A	$579,986	18,568	$108,562		3,343		$(872,139)	(27,666)	$(183,591)	(5,755)
Class C	21,918	701	3,369		103		(68,599)	(2,173)	(43,312)	(1,369)
Class T	—	—	—		—		—	—	—	—
Class F-1	56,701	1,780	4,775		147		(103,493)	(3,217)	(42,017)	(1,290)
Class F-2	863,819	27,527	69,585		2,147		(778,266)	(24,684)	155,138	4,990
Class F-3	756,735	23,405	66,261		2,048		(507,969)	(16,023)	315,027	9,430
Class 529-A	18,884	594	3,337		103		(26,550)	(834)	(4,329)	(137)
Class 529-C	3,742	118	414		13		(7,619)	(241)	(3,463)	(110)
Class 529-E	931	30	108		3		(1,143)	(36)	(104)	(3)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	6,759	217	508		16		(4,315)	(137)	2,952	96
Class R-1	502	16	51		1		(960)	(30)	(407)	(13)
Class R-2	13,005	411	868		27		(16,634)	(526)	(2,761)	(88)
Class R-2E	2,032	67	76		2		(906)	(29)	1,202	40
Class R-3	15,480	486	1,324		41		(20,472)	(642)	(3,668)	(115)
Class R-4	13,484	424	1,589		49		(30,833)	(981)	(15,760)	(508)
Class R-5E	5,237	161	110		3		(920)	(29)	4,427	135
Class R-5	3,579	111	687		21		(14,206)	(444)	(9,940)	(312)
Class R-6	923,714	29,046	104,547		3,230		(130,051)	(4,016)	898,210	28,260
Total net increase (decrease)	$3,286,508	103,662	$366,171		11,297		$(2,585,075)	(81,708)	$1,067,604	33,251

Year ended June 30, 2018

Class A	$612,102	17,658	$111,775		3,291		$(676,471)	(19,624)	$47,406	1,325
Class C	41,186	1,192	3,808		113		(59,655)	(1,737)	(14,661)	(432)
Class T	—	—	—		—		—	—	—	—
Class F-1	65,045	1,882	6,359		187		(199,633)	(5,848)	(128,229)	(3,779)
Class F-2	974,040	28,368	65,984		1,942		(860,503)	(24,953)	179,521	5,357
Class F-3	788,240	22,868	56,649		1,668		(422,458)	(12,203)	422,431	12,333
Class 529-A	29,379	848	3,410		100		(20,451)	(593)	12,338	355
Class 529-C	5,268	153	433		13		(9,572)	(279)	(3,871)	(113)
Class 529-E	1,169	34	108		3		(939)	(27)	338	10
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	5,766	168	437		13		(2,800)	(81)	3,403	100
Class R-1	649	19	59		2		(1,941)	(57)	(1,233)	(36)
Class R-2	18,692	543	884		26		(18,815)	(547)	761	22
Class R-2E	2,262	66	55		2		(1,012)	(30)	1,305	38
Class R-3	23,536	692	1,399		41		(24,403)	(708)	532	25
Class R-4	26,105	755	1,973		58		(35,128)	(1,022)	(7,050)	(209)
Class R-5E	777	23	13		—	†	(350)	(10)	440	13
Class R-5	11,200	321	873		26		(12,338)	(357)	(265)	(10)
Class R-6	872,870	25,273	81,987		2,414		(188,125)	(5,556)	766,732	22,131
Total net increase (decrease)	$3,478,286	100,863	$336,206		9,899		$(2,534,594)	(73,632)	$1,279,898	37,130

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,772,487,000 and $4,799,553,000, respectively, during the year ended June 30, 2019.

20	International Growth and Income Fund

Financial highlights

		Income(loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class A:
6/30/2019	$33.25	$.77	$(.02)	$.75	$(.77)	$—	$(.77)	$33.23	2.34%	$4,728		.91%		2.41%
6/30/2018	32.03	.77	1.23	2.00	(.78)	—	(.78)	33.25	6.18	4,922		.90		2.23
6/30/2017	27.81	.63	4.27	4.90	(.68)	—	(.68)	32.03	17.80	4,700		.92		2.11
6/30/2016	31.99	.73	(4.11)	(3.38)	(.80)	—	(.80)	27.81	(10.62)	4,432		.91		2.52
6/30/2015	36.56	.79	(3.53)	(2.74)	(.86)	(.97)	(1.83)	31.99	(7.48)	5,050		.91		2.36
Class C:
6/30/2019	33.16	.50	.02	.52	(.52)	—	(.52)	33.16	1.59	205		1.69		1.58
6/30/2018	31.95	.49	1.23	1.72	(.51)	—	(.51)	33.16	5.35	250		1.69		1.43
6/30/2017	27.74	.38	4.27	4.65	(.44)	—	(.44)	31.95	16.83	255		1.72		1.28
6/30/2016	31.91	.48	(4.08)	(3.60)	(.57)	—	(.57)	27.74	(11.35)	263		1.72		1.68
6/30/2015	36.47	.53	(3.52)	(2.99)	(.60)	(.97)	(1.57)	31.91	(8.19)	323		1.69		1.58
Class T:
6/30/2019	33.24	.85	(.01)	.84	(.85)	—	(.85)	33.23	2.61 [3]	—	[4]	.67	[3]	2.66	[3]
6/30/2018	32.03	.84	1.22	2.06	(.85)	—	(.85)	33.24	6.40 [3]	—	[4]	.69	[3]	2.44	[3]
6/30/2017[5,6]	30.40	.29	1.65	1.94	(.31)	—	(.31)	32.03	6.37 [3,7]	—	[4]	.16	[3,7]	.93	[3,7]
Class F-1:
6/30/2019	33.29	.76	(.02)	.74	(.76)	—	(.76)	33.27	2.29	207		.95		2.36
6/30/2018	32.06	.74	1.25	1.99	(.76)	—	(.76)	33.29	6.16	250		.94		2.15
6/30/2017	27.80	.57	4.32	4.89	(.63)	—	(.63)	32.06	17.73	362		.97		1.93
6/30/2016	31.98	.61	(4.00)	(3.39)	(.79)	—	(.79)	27.80	(10.68)	768		.96		2.11
6/30/2015	36.55	.80	(3.56)	(2.76)	(.84)	(.97)	(1.81)	31.98	(7.52)	1,662		.95		2.38
Class F-2:
6/30/2019	33.26	.85	(.01)	.84	(.85)	—	(.85)	33.25	2.61	2,879		.68		2.67
6/30/2018	32.05	.85	1.22	2.07	(.86)	—	(.86)	33.26	6.41	2,715		.68		2.46
6/30/2017	27.82	.65	4.32	4.97	(.74)	—	(.74)	32.05	18.04	2,444		.70		2.22
6/30/2016	32.00	.87	(4.19)	(3.32)	(.86)	—	(.86)	27.82	(10.43)	3,024		.70		3.02
6/30/2015	36.57	.91	(3.58)	(2.67)	(.93)	(.97)	(1.90)	32.00	(7.27)	2,161		.69		2.71
Class F-3:
6/30/2019	33.23	.88	(.01)	.87	(.88)	—	(.88)	33.22	2.71	2,617		.58		2.77
6/30/2018	32.02	.89	1.21	2.10	(.89)	—	(.89)	33.23	6.53	2,304		.58		2.59
6/30/2017[5,8]	29.42	.64	2.41	3.05	(.45)	—	(.45)	32.02	10.40 [7]	1,825		.25	[7]	1.99	[7]
Class 529-A:
6/30/2019	33.20	.75	(.01)	.74	(.75)	—	(.75)	33.19	2.30	148		.97		2.36
6/30/2018	31.99	.76	1.21	1.97	(.76)	—	(.76)	33.20	6.10	153		.95		2.20
6/30/2017	27.78	.61	4.26	4.87	(.66)	—	(.66)	31.99	17.71	136		.99		2.07
6/30/2016	31.96	.70	(4.10)	(3.40)	(.78)	—	(.78)	27.78	(10.71)	118		1.00		2.45
6/30/2015	36.52	.77	(3.52)	(2.75)	(.84)	(.97)	(1.81)	31.96	(7.52)	130		.97		2.29

See end of table for footnotes.

International Growth and Income Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
6/30/2019	$33.05	$.49	$— [9]	$.49	$(.51)	$—	$(.51)	$33.03	1.51%	$26		1.73%		1.55%
6/30/2018	31.83	.46	1.24	1.70	(.48)	—	(.48)	33.05	5.33	29		1.74		1.35
6/30/2017	27.64	.38	4.24	4.62	(.43)	—	(.43)	31.83	16.79	32		1.77		1.28
6/30/2016	31.81	.47	(4.09)	(3.62)	(.55)	—	(.55)	27.64	(11.44)	29		1.79		1.64
6/30/2015	36.36	.50	(3.51)	(3.01)	(.57)	(.97)	(1.54)	31.81	(8.26)	33		1.77		1.50
Class 529-E:
6/30/2019	33.21	.69	(.02)	.67	(.69)	—	(.69)	33.19	2.07	5		1.17		2.17
6/30/2018	31.99	.68	1.23	1.91	(.69)	—	(.69)	33.21	5.93	5		1.17		1.98
6/30/2017	27.78	.56	4.25	4.81	(.60)	—	(.60)	31.99	17.45	5		1.19		1.88
6/30/2016	31.96	.62	(4.09)	(3.47)	(.71)	—	(.71)	27.78	(10.92)	4		1.22		2.17
6/30/2015	36.52	.70	(3.53)	(2.83)	(.76)	(.97)	(1.73)	31.96	(7.74)	5		1.21		2.07
Class 529-T:
6/30/2019	33.24	.83	(.01)	.82	(.83)	—	(.83)	33.23	2.54 [3]	—	[4]	.74	[3]	2.59	[3]
6/30/2018	32.03	.83	1.22	2.05	(.84)	—	(.84)	33.24	6.36 [3]	—	[4]	.73	[3]	2.40	[3]
6/30/2017[5,6]	30.40	.29	1.64	1.93	(.30)	—	(.30)	32.03	6.36 [3,7]	—	[4]	.17	[3,7]	.92	[3,7]
Class 529-F-1:
6/30/2019	33.25	.84	(.02)	.82	(.83)	—	(.83)	33.24	2.54	22		.74		2.62
6/30/2018	32.04	.84	1.21	2.05	(.84)	—	(.84)	33.25	6.36	18		.74		2.43
6/30/2017	27.81	.69	4.26	4.95	(.72)	—	(.72)	32.04	17.98	15		.77		2.32
6/30/2016	32.00	.79	(4.14)	(3.35)	(.84)	—	(.84)	27.81	(10.55)	11		.79		2.73
6/30/2015	36.57	.83	(3.52)	(2.69)	(.91)	(.97)	(1.88)	32.00	(7.34)	11		.77		2.47
Class R-1:
6/30/2019	33.16	.52	.01	.53	(.53)	—	(.53)	33.16	1.62 [3]	3		1.65	[3]	1.62	[3]
6/30/2018	31.95	.49	1.24	1.73	(.52)	—	(.52)	33.16	5.38 [3]	4		1.65	[3]	1.42	[3]
6/30/2017	27.74	.32	4.34	4.66	(.45)	—	(.45)	31.95	16.90	5		1.66		1.09
6/30/2016	31.91	.52	(4.09)	(3.57)	(.60)	—	(.60)	27.74	(11.25)[3]	10		1.59	[3]	1.80	[3]
6/30/2015	36.49	.60	(3.55)	(2.95)	(.66)	(.97)	(1.63)	31.91	(8.05)[3]	13		1.57	[3]	1.81	[3]
Class R-2:
6/30/2019	33.07	.52	— [9]	.52	(.53)	—	(.53)	33.06	1.60	54		1.67		1.64
6/30/2018	31.87	.50	1.22	1.72	(.52)	—	(.52)	33.07	5.38	57		1.66		1.46
6/30/2017	27.68	.40	4.25	4.65	(.46)	—	(.46)	31.87	16.89	54		1.68		1.37
6/30/2016	31.85	.48	(4.10)	(3.62)	(.55)	—	(.55)	27.68	(11.42)	47		1.79		1.66
6/30/2015	36.40	.51	(3.51)	(3.00)	(.58)	(.97)	(1.55)	31.85	(8.23)	52		1.74		1.51
Class R-2E:
6/30/2019	33.12	.67	(.07)	.60	(.63)	—	(.63)	33.09	1.85	5		1.39		2.09
6/30/2018	31.92	.61	1.22	1.83	(.63)	—	(.63)	33.12	5.69	3		1.38		1.79
6/30/2017	27.74	.59	4.16	4.75	(.57)	—	(.57)	31.92	17.24	2		1.40		1.98
6/30/2016	31.96	.87	(4.35)	(3.48)	(.74)	—	(.74)	27.74	(10.97)	—	[4]	1.38		3.19
6/30/2015[5,10]	35.91	.69	(2.75)	(2.06)	(.92)	(.97)	(1.89)	31.96	(5.73)[3,7]	—	[4]	.77	[3,11]	2.48	[3,11]

22	International Growth and Income Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-3:
6/30/2019	$33.18	$.67	$(.01)	$.66	$(.67)	$—	$(.67)	$33.17	2.04%	$66		1.23%		2.09%
6/30/2018	31.97	.65	1.23	1.88	(.67)	—	(.67)	33.18	5.85	70		1.22		1.89
6/30/2017	27.76	.53	4.27	4.80	(.59)	—	(.59)	31.97	17.40	66		1.25		1.80
6/30/2016	31.94	.64	(4.12)	(3.48)	(.70)	—	(.70)	27.76	(10.95)	60		1.25		2.22
6/30/2015	36.50	.71	(3.55)	(2.84)	(.75)	(.97)	(1.72)	31.94	(7.77)	60		1.25		2.13
Class R-4:
6/30/2019	33.22	.75	— [9]	.75	(.76)	—	(.76)	33.21	2.33	67		.92		2.33
6/30/2018	32.01	.75	1.23	1.98	(.77)	—	(.77)	33.22	6.16	84		.92		2.18
6/30/2017	27.79	.63	4.27	4.90	(.68)	—	(.68)	32.01	17.77	87		.94		2.13
6/30/2016	31.98	.73	(4.12)	(3.39)	(.80)	—	(.80)	27.79	(10.67)	74		.93		2.54
6/30/2015	36.54	.83	(3.56)	(2.73)	(.86)	(.97)	(1.83)	31.98	(7.46)	72		.93		2.48
Class R-5E:
6/30/2019	33.22	.93	(.11)	.82	(.84)	—	(.84)	33.20	2.56	5		.71		2.92
6/30/2018	32.01	1.02	1.03	2.05	(.84)	—	(.84)	33.22	6.36	1		.71		2.96
6/30/2017	27.79	.97	3.98	4.95	(.73)	—	(.73)	32.01	17.97	—	[4]	.71		3.19
6/30/2016[5,12]	29.43	.54	(1.61)	(1.07)	(.57)	—	(.57)	27.79	(3.68)[7]	—	[4]	.78	[11]	3.16	[11]
Class R-5:
6/30/2019	33.42	.84	.01	.85	(.86)	—	(.86)	33.41	2.64	24		.62		2.60
6/30/2018	32.20	.88	1.22	2.10	(.88)	—	(.88)	33.42	6.48	34		.62		2.52
6/30/2017	27.95	.73	4.29	5.02	(.77)	—	(.77)	32.20	18.13	33		.63		2.46
6/30/2016	32.15	.82	(4.14)	(3.32)	(.88)	—	(.88)	27.95	(10.39)	26		.63		2.85
6/30/2015	36.72	.92	(3.57)	(2.65)	(.95)	(.97)	(1.92)	32.15	(7.19)	26		.63		2.72
Class R-6:
6/30/2019	33.24	.91	(.04)	.87	(.88)	—	(.88)	33.23	2.71	4,288		.57		2.84
6/30/2018	32.03	.90	1.21	2.11	(.90)	—	(.90)	33.24	6.54	3,350		.57		2.62
6/30/2017	27.81	.76	4.24	5.00	(.78)	—	(.78)	32.03	18.17	2,519		.58		2.56
6/30/2016	31.99	.85	(4.13)	(3.28)	(.90)	—	(.90)	27.81	(10.33)	1,657		.58		2.98
6/30/2015	36.56	.93	(3.56)	(2.63)	(.97)	(.97)	(1.94)	31.99	(7.18)	1,305		.58		2.79

	Year ended June 30
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes	35%	27%	37%	37%	25%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[4]	Amount less than $1 million.
[5]	Based on operations for a period that is less than a full year.
[6]	Class T and 529-T shares began investment operations on April 7, 2017.
[7]	Not annualized.
[8]	Class F-3 shares began investment operations on January 27, 2017.
[9]	Amount less than $.01.
[10]	Class R-2E shares began investment operations on August 29, 2014.
[11]	Annualized.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See notes to financial statements.

International Growth and Income Fund	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of International Growth and Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of International Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
August 13, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

24	International Growth and Income Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2019, through June 30, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Growth and Income Fund	25

	Beginning account value 1/1/2019	Ending account value 6/30/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,154.08	$4.86	.91%
Class A – assumed 5% return	1,000.00	1,020.28	4.56	.91
Class C – actual return	1,000.00	1,149.96	8.96	1.68
Class C – assumed 5% return	1,000.00	1,016.46	8.40	1.68
Class T – actual return	1,000.00	1,155.87	3.53	.66
Class T – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class F-1 – actual return	1,000.00	1,154.10	5.02	.94
Class F-1 – assumed 5% return	1,000.00	1,020.13	4.71	.94
Class F-2 – actual return	1,000.00	1,155.67	3.58	.67
Class F-2 – assumed 5% return	1,000.00	1,021.47	3.36	.67
Class F-3 – actual return	1,000.00	1,156.02	3.05	.57
Class F-3 – assumed 5% return	1,000.00	1,021.97	2.86	.57
Class 529-A – actual return	1,000.00	1,153.92	5.18	.97
Class 529-A – assumed 5% return	1,000.00	1,019.98	4.86	.97
Class 529-C – actual return	1,000.00	1,149.71	9.17	1.72
Class 529-C – assumed 5% return	1,000.00	1,016.27	8.60	1.72
Class 529-E – actual return	1,000.00	1,152.79	6.19	1.16
Class 529-E – assumed 5% return	1,000.00	1,019.04	5.81	1.16
Class 529-T – actual return	1,000.00	1,155.47	3.90	.73
Class 529-T – assumed 5% return	1,000.00	1,021.17	3.66	.73
Class 529-F-1 – actual return	1,000.00	1,155.36	3.95	.74
Class 529-F-1 – assumed 5% return	1,000.00	1,021.12	3.71	.74
Class R-1 – actual return	1,000.00	1,150.19	8.74	1.64
Class R-1 – assumed 5% return	1,000.00	1,016.66	8.20	1.64
Class R-2 – actual return	1,000.00	1,150.09	8.80	1.65
Class R-2 – assumed 5% return	1,000.00	1,016.61	8.25	1.65
Class R-2E – actual return	1,000.00	1,151.63	7.31	1.37
Class R-2E – assumed 5% return	1,000.00	1,018.00	6.85	1.37
Class R-3 – actual return	1,000.00	1,152.72	6.46	1.21
Class R-3 – assumed 5% return	1,000.00	1,018.79	6.06	1.21
Class R-4 – actual return	1,000.00	1,154.18	4.86	.91
Class R-4 – assumed 5% return	1,000.00	1,020.28	4.56	.91
Class R-5E – actual return	1,000.00	1,155.49	3.74	.70
Class R-5E – assumed 5% return	1,000.00	1,021.32	3.51	.70
Class R-5 – actual return	1,000.00	1,155.92	3.26	.61
Class R-5 – assumed 5% return	1,000.00	1,021.77	3.06	.61
Class R-6 – actual return	1,000.00	1,156.04	2.99	.56
Class R-6 – assumed 5% return	1,000.00	1,022.02	2.81	.56

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2019:

Foreign taxes	$0.10 per share
Foreign source income	$1.04 per share
Qualified dividend income	100%
Corporate dividends received deduction	$10,240,000
U.S. government income that may be exempt from state taxation	$1,069,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

26	International Growth and Income Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2012	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	82	General Finance Corporation
Michael C. Camuñez, 1969	2019	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/Southern California Edison
Vanessa C. L. Chang, 1952	2012	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM; CBS Corporation
Leonade D. Jones, 1947	2008	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	18	Sempra Energy
James J. Postl, 1946 Chairman of the Board (Independent and Non-Executive)	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Josette Sheeran, 1954	2019	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None
Margaret Spellings, 1957	2012	CEO, Texas2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	83	None
Isaac Stein, 1946	2008	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961 Trustee	2019	Partner — Capital World Investors, Capital Research and Management Company	4	None
Gregory D. Johnson, 1963 Trustee	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

International Growth and Income Fund	27

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew B. Suzman, 1967 Co-President	2008	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]
Steven T. Watson, 1955 Co-President	2008	Partner — Capital International Investors, Capital International, Inc.[7]
Donald H. Rolfe, 1972 Executive Vice President	2012	Senior Vice President and Senior Counsel, Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael Cohen, 1961 Senior Vice President	2019	Partner — Capital World Investors, Capital Bank and Trust Company[7]; Partner — Capital World Investors, Capital Research Company[7]; Chairman and Senior Vice President, Capital International Limited[7]; Director, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2015	Partner — Capital World Investors, Capital International, Inc.[7]
Leo Hee, 1971 Senior Vice President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Jason B. Smith, 1972 Senior Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President, Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Assistant Vice President, Investment Operations, Capital Research and Management Company
Courtney R. Taylor, 1975 Assistant Secretary	2018	Assistant Vice President, Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President, Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President, Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Patrice Collette and Jason B. Smith, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

28	International Growth and Income Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete June 30, 2019, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

IGI

Registrant:

a) Audit Fees:
2018	$107,000
2019	$3,000

b) Audit-Related Fees:
2018	$3,000
2019	$3,000

c) Tax Fees:
2018	$15,000
2019	$14,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2018	None
2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2018	$1,181,000
2019	$1,238,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	None
2019	$10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,310,000 for fiscal year 2018 and $1,268,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income FundSM

Investment portfolio

June 30, 2019

Common stocks 91.75% Financials 17.61%	Shares	Value (000)
AIA Group Ltd.	28,998,600	$312,753
DBS Group Holdings Ltd.	11,177,300	214,459
Prudential PLC	9,481,200	206,618
HDFC Bank Ltd.	3,422,860	121,178
HDFC Bank Ltd. (ADR)	641,307	83,396
B3 SA - Brasil, Bolsa, Balcao	13,296,000	129,707
Sberbank of Russia PJSC (ADR)	8,390,000	129,038
Toronto-Dominion Bank (CAD denominated)	2,063,000	120,546
Ping An Insurance (Group) Co. of China, Ltd., Class H	9,807,500	117,765
Euronext NV	1,353,835	102,450
AXA SA	2,834,200	74,446
Tokio Marine Holdings, Inc.	1,392,200	69,717
Société Générale	2,711,600	68,512
FinecoBank SpA	5,008,749	55,872
Banco Santander, SA	11,595,101	53,801
Bank Central Asia Tbk PT	24,450,800	51,878
Deutsche Boerse AG	366,500	51,843
Credicorp Ltd.	219,500	50,246
Svenska Handelsbanken AB, Class A	5,020,827	49,678
Kotak Mahindra Bank Ltd.	2,215,000	47,398
London Stock Exchange Group PLC	661,000	46,051
AIB Group PLC	11,030,784	44,681
Aviva PLC	8,385,000	44,351
Intercontinental Exchange, Inc.	470,000	40,392
BB Seguridade Participações SA	4,565,000	38,494
Moscow Exchange MICEX-RTS PJSC	26,215,000	37,372
Bank Leumi le-Israel BM	4,928,409	35,574
Brookfield Asset Management Inc., Class A (CAD denominated)	726,000	34,732
ORIX Corp.	2,200,000	32,812
Fairfax Financial Holdings Ltd., subordinate voting shares (CAD denominated)	60,700	29,793
National Australia Bank Ltd.	1,455,000	27,294
Banco Bilbao Vizcaya Argentaria, SA	4,806,664	26,875
UniCredit SpA	1,936,035	23,833
HSBC Holdings PLC (GBP denominated)	2,669,000	22,266
ABN AMRO Group NV, depository receipts	946,000	20,239
Barclays PLC	9,571,354	18,208
Bankia, SA	6,947,000	16,415
Macquarie Group Ltd.	186,417	16,410
Resona Holdings, Inc.	2,987,000	12,428
Mitsubishi UFJ Financial Group, Inc.	2,277,400	10,815
Hong Kong Exchanges and Clearing Ltd.	290,800	10,267
Discovery Ltd.	282,707	2,993
Piraeus Bank SA1	12,077	42
		2,703,638

International Growth and Income Fund — Page 1 of 7

Common stocks (continued) Consumer discretionary 11.18%	Shares	Value (000)
Wynn Macau, Ltd.	99,482,000	$222,863
MGM China Holdings, Ltd.	62,052,000	105,489
Naspers Ltd., Class N	403,500	97,961
HUGO BOSS AG	1,470,000	97,785
Restaurant Brands International Inc.	767,000	53,337
Restaurant Brands International Inc. (CAD denominated)	574,000	39,918
Sands China Ltd.	17,533,200	83,831
Alibaba Group Holding Ltd. (ADR)1	469,500	79,557
Carnival Corp., units	1,590,000	74,015
InterContinental Hotels Group PLC	1,078,630	70,846
Cie. Financière Richemont SA, Class A	814,500	69,118
Gree Electric Appliances, Inc. of Zhuhai, Class A	7,430,145	59,499
Hyundai Motor Co., Series 2	680,337	50,849
Hyundai Motor Co.	64,668	7,841
adidas AG	181,500	56,033
Tata Motors Ltd.1	19,035,000	44,825
Sony Corp.	790,000	41,385
Accor SA	940,000	40,350
Valeo SA, non-registered shares	1,195,000	38,863
Evolution Gaming Group AB	1,922,500	38,052
LVMH Moët Hennessy-Louis Vuitton SE	83,500	35,539
OPAP SA	3,042,048	34,072
Sodexo SA	282,000	32,964
Paltac Corp.	554,600	30,453
Carnival PLC	591,500	26,133
GVC Holdings PLC	3,000,000	24,833
Ctrip.com International, Ltd. (ADR)1	623,800	23,024
Bayerische Motoren Werke AG	310,000	22,944
Daimler AG	390,400	21,719
Peugeot SA	791,000	19,491
Freni Brembo SpA	1,402,741	16,158
Nokian Renkaat Oyj	435,000	13,583
Maruti Suzuki India Ltd.	120,000	11,360
EssilorLuxottica	82,869	10,813
Kindred Group PLC (SDR)	1,255,000	10,644
Nitori Holdings Co., Ltd.	47,300	6,265
Kingfisher PLC	1,484,161	4,050
		1,716,462
Industrials 10.24%
Airbus SE, non-registered shares	2,334,400	330,956
Alliance Global Group, Inc.	350,520,000	105,631
SMC Corp.	264,600	98,585
Safran SA	655,000	95,968
Meggitt PLC	14,123,467	93,985
Rheinmetall AG	732,819	89,703
Edenred SA	1,655,942	84,470
VINCI SA	789,854	80,887
MTU Aero Engines AG	297,500	70,871
BAE Systems PLC	10,516,000	66,160
CCR SA, ordinary nominative	18,175,700	64,657
International Consolidated Airlines Group, SA (CDI)	9,003,000	54,526
Ryanair Holdings PLC (ADR)1	834,329	53,514
ASSA ABLOY AB, Class B	1,963,000	44,371
ACS, Actividades de Construcción y Servicios, SA	1,092,307	43,609

International Growth and Income Fund — Page 2 of 7

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Aalberts NV, non-registered shares	980,000	$38,523
KONE Oyj, Class B	581,000	34,288
Grupo Aeroportuario del Pacífico, SAB de CV	2,572,000	26,784
Bunzl PLC	959,500	25,309
DSV A/S	204,000	20,033
DCC PLC	201,240	17,941
Geberit AG	34,500	16,116
JGC Corp.	652,300	8,942
Capita PLC	4,209,200	5,637
		1,571,466
Consumer staples 9.12%
Nestlé SA	2,977,450	308,237
British American Tobacco PLC	7,173,300	250,427
Kweichow Moutai Co., Ltd., Class A	1,014,115	145,289
Associated British Foods PLC	4,239,100	132,594
Unilever PLC	1,284,500	79,842
Carlsberg A/S, Class B	526,226	69,761
Coca-Cola European Partners PLC	1,210,000	68,365
Philip Morris International Inc.	812,000	63,766
Anheuser-Busch InBev SA/NV	613,000	54,258
Pernod Ricard SA	186,900	34,440
Ambev SA	6,315,000	29,421
Imperial Brands PLC	1,065,000	24,978
Kao Corp.	325,000	24,748
Danone SA	222,400	18,840
Mowi ASA	787,000	18,401
Bakkafrost P/F	325,000	18,135
Reckitt Benckiser Group PLC	221,500	17,480
Japan Tobacco Inc.	782,700	17,274
Coca-Cola FEMSA, SAB de CV, Series L	2,600,000	16,135
Asahi Group Holdings, Ltd.	169,800	7,630
		1,400,021
Energy 8.79%
Royal Dutch Shell PLC, Class B	9,616,715	315,211
Royal Dutch Shell PLC, Class B (ADR)	180,000	11,833
Royal Dutch Shell PLC, Class A (GBP denominated)	119,990	3,920
TOTAL SA	2,926,845	163,993
Enbridge Inc. (CAD denominated)	3,472,388	125,420
Enbridge Inc.	464,000	16,741
Enbridge Inc. (CAD denominated)2	133,054	4,806
Gazprom PJSC (ADR)	17,925,000	131,318
LUKOIL Oil Co. PJSC (ADR)	1,305,000	110,168
Inter Pipeline Ltd.	5,472,000	85,117
Schlumberger Ltd.	2,085,900	82,894
INPEX Corp.	9,136,100	82,307
Reliance Industries Ltd.1	2,145,000	38,939
BP PLC	4,465,676	31,112
Keyera Corp.	1,150,000	29,594
Canadian Natural Resources, Ltd.	745,000	20,093
Canadian Natural Resources, Ltd. (CAD denominated)	330,000	8,898
Coal India Ltd.	7,810,000	28,716
Galp Energia, SGPS, SA, Class B	1,635,000	25,145
China Petroleum & Chemical Corp., Class H	22,520,000	15,308

International Growth and Income Fund — Page 3 of 7

Common stocks (continued) Energy (continued)	Shares	Value (000)
China Oilfield Services Ltd., Class H	9,462,000	$9,363
Rosneft Oil Co. PJSC (GDR)	1,358,900	8,901
		1,349,797
Information technology 8.10%
Taiwan Semiconductor Manufacturing Co., Ltd.	54,565,506	419,877
ASML Holding NV	902,500	188,560
Broadcom Inc.	565,300	162,727
PagSeguro Digital Ltd., Class A1	2,385,973	92,981
Temenos AG	307,000	54,925
Vanguard International Semiconductor Corp.	24,887,250	52,243
TDK Corp.	658,900	50,969
Keyence Corp.	77,000	47,229
Murata Manufacturing Co., Ltd.	966,500	43,388
ASM Pacific Technology Ltd.	3,757,100	38,477
MediaTek Inc.	2,829,000	28,600
Largan Precision Co., Ltd.	217,000	26,933
Amadeus IT Group SA, Class A, non-registered shares	240,000	19,010
AAC Technologies Holdings Inc.	1,596,500	9,064
Renesas Electronics Corp.1	1,540,800	7,646
		1,242,629
Health care 7.75%
AstraZeneca PLC	4,478,800	366,184
Sanofi	1,909,200	164,797
Novartis AG	1,618,100	147,853
Novo Nordisk A/S, Class B	1,429,475	72,844
Bayer AG	964,954	66,866
HOYA Corp.	824,000	63,083
Hypera SA, ordinary nominative	6,986,000	54,561
Koninklijke Philips NV	1,238,932	53,795
Fisher & Paykel Healthcare Corp. Ltd.	4,336,000	45,034
GlaxoSmithKline PLC	1,638,000	32,796
Roche Holding AG, nonvoting, non-registered shares	102,000	28,697
Coloplast A/S, Class B	196,000	22,149
Demant A/S1	676,000	21,019
Shionogi & Co., Ltd.	328,600	18,924
ORPEA Group, non-registered shares	138,000	16,649
Sun Pharmaceutical Industries Ltd.	1,996,528	11,597
Alcon Inc.1	42,700	2,637
		1,189,485
Materials 6.18%
Rio Tinto PLC	3,064,000	189,906
Koninklijke DSM NV	1,130,000	139,671
Air Liquide SA3	706,349	98,832
Air Liquide SA, bonus shares3	55,300	7,738
Vale SA, ordinary nominative	6,200,900	83,681
Nutrien Ltd. (CAD denominated)	1,522,640	81,449
Asahi Kasei Corp.	5,397,100	57,493
LyondellBasell Industries NV	600,000	51,678
Glencore PLC	13,476,856	46,784
Akzo Nobel NV	442,666	41,597
Barrick Gold Corp. (GBP denominated)	2,482,452	39,183
Boral Ltd.	7,150,784	25,703

International Growth and Income Fund — Page 4 of 7

Common stocks (continued) Materials (continued)	Shares	Value (000)
AngloGold Ashanti Ltd.	1,397,299	$25,199
LafargeHolcim Ltd.	361,660	17,661
Croda International PLC	254,930	16,576
Shin-Etsu Chemical Co., Ltd.	141,700	13,189
Fortescue Metals Group Ltd.	1,920,000	12,158
		948,498
Communication services 5.02%
Nintendo Co., Ltd.	329,400	120,651
Vodafone Group PLC	57,155,900	93,867
Koninklijke KPN NV	26,920,416	82,650
Altice Europe NV, Class A1	20,676,253	74,271
China Tower Corp. Ltd., Class H	237,028,000	62,203
Tencent Holdings Ltd.	1,329,000	59,988
SoftBank Group Corp.	1,136,600	54,450
BT Group PLC	19,700,000	49,150
Shaw Communications Inc., Class B, nonvoting shares	2,371,472	48,387
SK Telecom Co., Ltd.	199,200	44,683
América Móvil, SAB de CV, Series L (ADR)	1,574,800	22,929
Nexon Co., Ltd.1	1,380,000	19,993
Bharti Airtel Ltd.	3,741,288	18,788
KT Corp. (ADR)	1,442,800	17,848
		769,858
Utilities 4.63%
Enel SpA	28,189,293	196,812
Ørsted AS	1,293,630	111,860
Brookfield Infrastructure Partners LP	2,556,000	109,555
Guangdong Investment Ltd.	36,078,000	71,401
SSE PLC	5,007,689	71,354
NTPC Ltd.	29,545,000	60,500
Rubis SCA	1,003,985	56,534
Iberdrola, SA, non-registered shares	3,210,000	31,997
		710,013
Real estate 3.13%
Link Real Estate Investment Trust REIT	14,394,152	176,894
Longfor Group Holdings Ltd.	29,065,467	109,576
CK Asset Holdings Ltd.	13,190,244	103,253
Brookfield Property Partners LP	2,841,600	53,792
Vonovia SE	759,098	36,253
		479,768
Total common stocks (cost: $11,950,210,000)		14,081,635
Preferred securities 1.86% Information technology 1.20%
Samsung Electronics Co., Ltd., nonvoting preferred shares	5,547,095	183,758

International Growth and Income Fund — Page 5 of 7

Preferred securities (continued) Financials 0.40%	Shares	Value (000)
Banco Bradesco SA, preferred nominative	3,684,000	$36,207
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,650,000	24,963
		61,170
Consumer discretionary 0.17%
Lojas Americanas SA, preferred nominative	5,980,000	25,649
Energy 0.09%
Petróleo Brasileiro SA (Petrobras), preferred nominative	2,030,700	14,496
Total preferred securities (cost: $285,258,000)		285,073
Short-term securities 6.02% Money market investments 6.02%
Capital Group Central Cash Fund 2.38%4	9,244,491	924,357
Total short-term securities (cost: $924,364,000)		924,357
Total investment securities 99.63% (cost: $13,159,832,000)		15,291,065
Other assets less liabilities 0.37%		57,462
Net assets 100.00%		$15,348,527

1	Security did not produce income during the last 12 months.
2	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,806,000, which represented .03% of the net assets of the fund.
3	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $106,570,000, which represented .69% of the net assets of the fund.
4	Rate represents the seven-day yield at June 30, 2019.

International Growth and Income Fund — Page 6 of 7

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
GBP = British pounds
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2019 Capital Group. All rights reserved.

MFGEFPX-034-0819O-S73091	International Growth and Income Fund — Page 7 of 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of International Growth and Income Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of International Growth and Income Fund (the “Fund”), as of June 30, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of June 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Costa Mesa, California

August 13, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: August 30, 2019

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: August 30, 2019